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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5550

The Alger Mid Cap Growth Portfolio
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

# THE ALGER FUNDS

## Alger Mid Cap Growth Portfolio

## ANNUAL REPORT

DECEMBER 31, 2015

Table of Contents

ALGER MID CAP GROWTH PORTFOLIO
Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	7
Portfolio Summary (Unaudited)	8
Schedule of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	35
Additional Information (Unaudited)	36

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Shareholders' Letter December 31, 2015

Dear Shareholders,

The Importance of a Differentiated Perspective when Investing
In the aftermath of the market lows of early 2009, commentators have frequently warned that U.S. equities were overdue for a catastrophic correction. In contrast, based on Alger analysts’ and portfolio managers’ fundamental analysis of industries globally, we concluded that U.S. equities had strong potential for generating gains. U.S. equities have, in fact, been one of the strongest performing asset classes, with the S&P 500 index generating a 237.17%
cumulative return from March of 2009 to the end of 2015. While the year continued with periods of doubts and consequent volatility, we continue to have an optimistic view for U.S.
equities. As in the past, pundits today with overly negative views have, we feel, a distorted view of the fundamental strength of the U.S. economy in particular and, more broadly, of the opportunities for investors globally.

From a more recent perspective, 2015 was challenging with the S&P 500 gaining only 1.38%, although U.S. large-cap growth stocks generated stronger gains. The Russell 1000 Growth
Index, for example, produced a 5.67% return while its value counterpart declined 3.83%.
In this letter, I explain why events in the U.S. and abroad haven’t caused us to change our outlook and how our in-depth research of industries and individual companies supports our differentiated view of equities.

Navigating Market Risk
Alger analysts focus on fundamental, research-driven stock selection and they specialize in covering specific industries. Alger’s specialist structure results in deep fundamental research and insight from analysts that have broad historical views and market experience within sectors. We are, as they say, close to the companies we follow and the stocks we invest in for our clients.

Our perspective on declining energy prices is an example of how we assess rapid and large-
scale changes that frequently reshape the business landscape. The U.S. oil and gas industry has experienced a revolutionary change in the past decade through the advance of fracking and other technologies in the exploration and production of domestic land-based resources.
But that success has had its natural result: increased production, which, when coupled with production from non-U.S. suppliers, has led to supply exceeding current demand and, thus, a dramatic decline in oil and natural gas prices. While the U.S. Energy sector has and will continue to struggle to adjust to this new energy market (i.e., to find a new equilibrium of supply and demand), many investors have gone further and concluded that overall U.S.
economic growth will stall as a result of weakness in the industry and, specifically, through the loss of jobs and a decline in capital expenditures in the sector.

Our research, however, leads the Alger team to conclude that while the Energy sector certainly is in a significant retrenchment, low fuel prices will provide an overall benefit to the
U.S. economy. More importantly, our fundamental stock selection process has determined that cheap energy will have a positive impact on many specific subsectors and companies.
Heavy users of transportation fuel clearly benefit—the airline and cruise ship industries are obvious examples—but many industrial companies for which oil or oil-based commodity chemicals are significant cost inputs to products can also benefit. Ink producers, paint manufacturers, and specialty chemical providers are some of the industries that benefit from lower costs in this way. And, of course, the enormous energy cost savings are a boon to
American consumers and will strengthen individuals’ finances, especially for lower income
Americans, thereby allowing them to increase their spending.

The country is already experiencing the benefits of cheap energy. In 2015, personal consumption expenditures for gasoline and other fuels declined 23.8%, according to data from the Bureau of Economic Analysis (BEA). With a big drop in energy costs, consumers ramped up their spending on other products and services, with personal consumption expenditures excluding energy climbing 4.5% in 2015.

The Web of Global Economics, the Federal Reserve, and Corporate Earnings
From a broader perspective, a mishmash of global and domestic developments drove market volatility. As concerns that corporate earnings would be hurt by declining oil prices strengthened, investors grew fearful that both a strengthening U.S. dollar (USD) and a slowdown in economic growth in various countries, including China and Brazil, would curtail our country’s exports and create a tightening of credit availability abroad. In addition, the value of U.S. multinationals’ foreign earnings could be crimped when repatriated, thanks to the strong U.S. dollar. At the same time, economic growth in the U.S. drove speculation that the Federal Reserve would raise interest rates, thereby providing a headwind for both the economy and corporate earnings. The speculation regarding a change in monetary policy proved correct with the Federal Reserve deciding in December to increase the target interest rate of its fed funds benchmark to a range of 0.25% to 0.50%, up from the prior target of 0% to 0.25%. Investors’ reaction to the news was muted, however, because the change was anticipated. Yet the decision to tighten at a time when Sweden, Japan, the U.K., and the
European Central Bank are engaged in quantitative easing supported a strong USD. With quantitative easing, countries print money to buy securities with the goal of keeping interest rates low and pumping money into local economies. With the exception of the strong USD, the longer-term potential impact on the U.S. economy of the Fed normalizing its monetary policy appears minimal with economists expecting real GDP to reach 2.6% in 2016, which would be an increase from the 2.4% rate for both 2015 and 2014.

Our Optimistic Perspective
For Alger, our best thinking comes not from listening to pundits, but instead from the collective efforts of our more than 40-person investment team. We focus our efforts on developing our research, improving our analysis, and understanding how change will impact businesses. During the reporting period, we continued to serve our clients by searching for companies across the globe with attractive potential for growing their earnings. We reasoned that certain fears that fueled negative views of U.S. equities, including declining oil prices, also created potential opportunities and that “headline” developments were not as bad as some believed.

We have also maintained that volatility in equities across the globe resulted from investors overreacting to the potential for the Federal Reserve to raise interest rates. We maintained that with low and sometimes negative debt yields in certain countries, foreign investors were flocking to U.S. bonds, which could help keep interest rates down even as the Fed increases its benchmark rate. In our opinion, Fed rate increases, furthermore, are likely to be gradual and modest as the central bank seeks to balance the need to manage economic growth with the global impact of a strong U.S. dollar.

The U.S. Economy and Corporate Fundamentals
Our optimism is based, in part, on corporate fundamentals and the steady, although not spectacular, growth of the U.S. economy. Americans’ finances have been improving, with personal disposable income increasing 3.3% in the fourth quarter and 5.1% in the third quarter, according to the BEA. The personal savings rate, or savings as a percentage of disposable income, climbed to 5.4% in the fourth quarter, compared to 5.2% in the third quarter and the approximately 3% pace that existed prior to the global financial crisis. At the same time, Americans’ debt service burden is relatively low at approximately 10% of disposable personal income compared to a peak of more than 13% at the end of 2007.
While job growth has been slow, the country has added jobs every month since October of 2010 and the unemployment rate has fallen from a post-financial crisis high of 10.0%
to only 5%.

Strength in the real estate market has also continued. Monthly readings for the National
Association of Home Builders/Wells Fargo Housing Market Index, which measures sentiment toward the real estate market among builders, stayed at or above 60 during the second half of 2015. Readings above 50 indicate that builders view sales conditions as good rather than poor. At the same time, housing prices have climbed, with the S&P/Case-Shiller
20-City Composite Home Price Index reaching 182.86, up from a post-financial crisis low of 134.07 in March of 2012. The volume of permits for new construction, meanwhile, is running at slightly less than half the peak volume of 2005, which suggests that the real estate recovery has considerable potential for strengthening. In addition to the real estate recovery creating new construction jobs and supporting industries that provide trucks, equipment, and home building materials, the resulting higher home prices can help make Americans feel richer and thereby support consumer spending.

Finally, S&P 500 earnings are expected to grow 5% in 2016, according to consensus estimates. Ex-energy earnings, furthermore, are likely to grow at a high single-digit rate.
In the meantime, corporations are continuing to grow their cash balances. At the end of the third quarter, S&P 500 companies (not including financials) held $1.45 trillion in cash, up 5.8% year over year, according to FactSet. Corporations are also returning capital to investors at near record levels. Dividends plus gross share buybacks in the third quarter reached $259.8 billion, the highest quarterly level in almost 10 years, according to FactSet.
Mergers and acquisitions are also continuing at a brisk pace. We also believe that valuations are reasonable. At the beginning of 2016, the S&P 500 index had a forward price-to-earnings ratio of 15.7 compared with the 20-year median P/E ratio of 16.

The Road Ahead
We have learned in our 51 years of history that "good” television and “good” press are fueled most easily by talking heads who forecast doom and gloom for financial markets. Fortunately, we have also learned that the best research is done not by reading the newspaper or watching television, but instead by doing the hard work of talking to company management, reading voluminous company filings, understanding how a company drives revenue and profit growth, and most importantly, by believing what our research and analysis indicate. It is also important to have conviction that allows us to look through the next three months and to predict what the future truly holds for a company, industry, or sector. We maintain that well-managed companies that can capture market share with compelling products and services have potential over the long run for generating attractive returns and are best suited for weathering periods of market volatility. At Alger, we will continue to use our time-tested and research-driven investment strategy to find companies, whether in the U.S. or not, that we believe have the most potential for generating strong returns over time for our clients.

Portfolio Matters.
The Alger Mid Cap Growth Portfolio returned -1.56% for the fiscal 12-month period ended
December 31, 2015, compared to the -0.20% return of its benchmark, the Russell Midcap
Growth Index.

During the period, the largest sector weightings were Consumer Discretionary and
Information Technology. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples. Relative outperformance in the Consumer Discretionary and Industrials sectors was the most important contributor to performance, while Information Technology and Health Care were among sectors that detracted from results.

Among the most important relative contributors were Acuity Brands, Inc.; Portola
Pharmaceuticals, Inc.; Royal Caribbean Cruises Ltd.; and Dealertrack Technologies, Inc.
Also during the reporting period, Avago Technologies Ltd. performed strongly and contributed to performance. The company designs semiconductor chips for communications products, systems, and storage, and is well positioned to benefit from growing demand for smartphones. The company reported a positive earnings surprise in the fourth quarter that was highlighted by operating expense controls and strong demand for its storage products.
Additionally, investors reacted positively to potential synergies from Avago’s acquisition of wireless chip manufacturer Broadcom Corp.

Conversely, detracting from overall results on a relative basis were SunEdison, Inc.;
LendingClub Corp.; Diamond Resorts International, Inc.; and La Quinta Holdings, Inc.
Shares of TerraForm Power, Inc., Cl. A also detracted from results. The company owns and operates solar and wind generation assets and has facilities in the United States, Canada, the
United Kingdom, and Chile that it acquires from SunEdison. Concerns that a slowdown in the development of new facilities by SunEdison could negatively impact TerraForm’s growth resulted in the position underperforming and detracting from performance.

During the course of the year, the Portfolio used options to generate incremental income.
The options did not meaningfully impact performance.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your continued confidence in Alger.

Daniel C. Chung, CFA
Chief Investment Officer
_______________________________

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Mid Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s returns represent the fiscal 12-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.
Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date.
There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the Schedule of Investments for the Portfolio which is included in this report for a complete list of Portfolio holdings as of December 31, 2015. Securities mentioned in the
Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the 12-month fiscal period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources.
Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Investing in emerging markets involves higher levels of risk, including increased information, market,

and valuation risks, and may not be suitable for all investors. For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider the Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about the Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com.
Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

• Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.
• Russell 1000 Value Index measures the performance of the Russell 1000 Val-
ue segment which includes firms whose share prices have lower price to book ratios and lower expected long-term mean earnings growth rates.
• Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.
• S&P 500 index: an index of large company stocks considered representative of the U.S. stock market.
• FactSet provides computer-based financial data and analysis for financial professionals, including investment managers, hedge funds, and investment bankers.

ALGER MID CAP GROWTH PORTFOLIO
Fund Highlights Through December 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth
Portfolio Class I-2 shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2015. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares and the Russell
Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Portfolio
Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	5/3/1993
Class I-2 (Inception 5/3/93)	(1.56)%	9.01%	5.34%	10.53%
Class S (Inception 5/1/02)(i)	(1.89)%	8.61%	5.00%	10.25%
Russell Midcap Growth Index	(0.20)%	11.54%	8.16%	9.61%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current perfor-
mance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.
com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.
(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

PORTFOLIO SUMMARY†
December 31, 2015 (Unaudited)

Alger Mid Cap Growth
SECTORS/SECURITY TYPES	Portfolio
Consumer Discretionary	24.0%
Consumer Staples	2.6
Energy	0.6
Financials	8.6
Health Care	16.7
Industrials	15.4
Information Technology	22.1
Materials	2.8
Telecommunication Services	2.0
Utilities	0.1
Total Equity Securities	94.9
Short-Term Investments and Net Other Assets	5.1
100.0%

† Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2015

COMMON STOCKS—90.3%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	7,853	$3,298
AEROSPACE & DEFENSE—1.9%
Hexcel Corp.	33,700	1,565,365
TransDigm Group, Inc.*	4,600	1,050,870
		2,616,235
AIRLINES—1.2%
Spirit Airlines, Inc.*	8,300	330,755
United Continental Holdings, Inc.*	21,800	1,249,140
		1,579,895
ALTERNATIVE CARRIERS—0.7%
Level 3 Communications, Inc.*	18,100	983,916
APPAREL ACCESSORIES & LUXURY GOODS—1.9%
Hanesbrands, Inc.	48,300	1,421,469
Under Armour, Inc., Cl. A*	15,100	1,217,211
		2,638,680
APPAREL RETAIL—1.5%
L Brands, Inc.	8,300	795,306
Ross Stores, Inc.	23,700	1,275,297
		2,070,603
APPLICATION SOFTWARE—1.4%
ACI Worldwide, Inc.*	49,500	1,059,300
Paycom Software, Inc.*	13,000	489,190
Synchronoss Technologies, Inc.*	11,600	408,668
		1,957,158
AUTO PARTS & EQUIPMENT—2.2%
Delphi Automotive PLC.	22,400	1,920,352
WABCO Holdings, Inc.*	10,300	1,053,278
		2,973,630
AUTOMOBILE MANUFACTURERS—0.1%
Tesla Motors, Inc.*	600	144,006
AUTOMOTIVE RETAIL—1.4%
Advance Auto Parts, Inc.	7,800	1,173,978
Carmax, Inc.*	12,200	658,434
		1,832,412
BIOTECHNOLOGY—4.9%
Anacor Pharmaceuticals, Inc.*	4,200	474,474
BioMarin Pharmaceutical, Inc.*	4,800	502,848
Bluebird Bio, Inc.*	4,800	308,256
Celldex Therapeutics, Inc.*	21,000	329,280
Incyte Corp.*	8,200	889,290
Intercept Pharmaceuticals, Inc.*	3,900	582,465
Portola Pharmaceuticals, Inc.*	20,800	1,070,160
Ultragenyx Pharmaceutical, Inc.*	6,700	751,606
United Therapeutics Corp.*	6,100	955,321
Vertex Pharmaceuticals, Inc.*	6,700	843,061
		6,706,761
BUILDING PRODUCTS—3.5%
Allegion PLC.	30,000	1,977,600

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
BUILDING PRODUCTS—(CONT.)
AO Smith Corp.	13,200	$1,011,252
Fortune Brands Home & Security, Inc.	24,600	1,365,300
Lennox International, Inc.	3,700	462,130
		4,816,282
CASINOS & GAMING—1.2%
Penn National Gaming, Inc.*	103,600	1,659,672
COMMUNICATIONS EQUIPMENT—3.0%
Arista Networks, Inc.*	8,500	661,640
ARRIS Group, Inc.*	38,200	1,167,774
F5 Networks, Inc.*	10,100	979,296
NetScout Systems, Inc.*	41,400	1,270,980
		4,079,690
CONSTRUCTION MATERIALS—0.3%
Vulcan Materials Co.	4,300	408,371
CONSUMER ELECTRONICS—0.2%
Harman International Industries, Inc.	2,200	207,262
CONSUMER FINANCE—0.4%
LendingClub Corp.*	47,100	520,455
DATA PROCESSING & OUTSOURCED SERVICES—4.6%
Alliance Data Systems Corp.*	6,500	1,797,705
Fiserv, Inc.*	19,100	1,746,886
MAXIMUS, Inc.	11,100	624,375
Sabre Corp.	40,500	1,132,785
Vantiv, Inc., CL. A*	20,400	967,368
		6,269,119
ELECTRICAL COMPONENTS & EQUIPMENT—1.5%
Acuity Brands, Inc.	7,000	1,636,600
HUBBELL INC	4,400	444,576
		2,081,176
ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Stericycle, Inc.*	9,300	1,121,580
FOOD RETAIL—0.9%
The Kroger Co.	27,700	1,158,691
GENERAL MERCHANDISE STORES—2.2%
Burlington Stores, Inc.*	6,800	291,720
Dollar General Corp.	24,500	1,760,815
Dollar Tree, Inc.*	13,000	1,003,860
		3,056,395
HEALTH CARE EQUIPMENT—4.6%
ABIOMED, Inc.*	10,300	929,884
DexCom, Inc.*	22,900	1,875,510
Edwards Lifesciences Corp.*	15,400	1,216,292
Hologic, Inc.*	42,200	1,632,718
IDEXX Laboratories, Inc.*	8,000	583,360
		6,237,764
HEALTH CARE FACILITIES—2.8%
Acadia Healthcare Co., Inc.*	17,500	1,093,050
Amsurg Corp.*	12,300	934,800

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE FACILITIES—(CONT.)
Universal Health Services, Inc., Cl. B	10,300	$1,230,747
VCA Antech, Inc.*	8,700	478,500
		3,737,097
HEALTH CARE SERVICES—1.0%
Adeptus Health, Inc., Cl. A*	9,400	512,488
Diplomat Pharmacy, Inc.*	14,900	509,878
Team Health Holdings, Inc.*	9,100	399,399
		1,421,765
HEALTH CARE TECHNOLOGY—0.3%
Veeva Systems, Inc., Cl. A*	14,800	426,980
HOMEBUILDING—0.4%
Toll Brothers, Inc.*	17,300	576,090
HOTELS RESORTS & CRUISE LINES—5.1%
Diamond Resorts International, Inc.*	66,600	1,698,966
Norwegian Cruise Line Holdings Ltd.*	52,000	3,047,200
Royal Caribbean Cruises Ltd.	21,400	2,165,894
		6,912,060
HOUSEHOLD PRODUCTS—0.8%
Church & Dwight Co., Inc.	12,300	1,044,024
HOUSEWARES & SPECIALTIES—2.5%
Jarden Corp.*	36,300	2,073,456
Newell Rubbermaid, Inc.	30,500	1,344,440
		3,417,896
INDUSTRIAL GASES—0.2%
Air Products & Chemicals, Inc.	2,500	325,275
INDUSTRIAL MACHINERY—1.1%
Graco, Inc.	11,900	857,633
Ingersoll-Rand PLC.	8,200	453,378
NN, Inc.	15,000	239,100
		1,550,111
INTERNET SOFTWARE & SERVICES—3.7%
Cornerstone OnDemand, Inc.*	15,800	545,574
Criteo SA#*	24,700	978,120
Demandware, Inc.*	11,800	636,846
GrubHub, Inc.*	26,200	634,040
LinkedIn Corp., Cl. A*	6,600	1,485,528
MATCH GROUP INC*	10,600	143,630
Palantir Technologies, Inc., Cl. A*,@	12,572	126,977
Twitter, Inc.*	13,300	307,762
YIRENDAI LTD - ADR#*	19,800	187,110
		5,045,587
INVESTMENT BANKING & BROKERAGE—1.0%
TD Ameritrade Holding Corp.	40,400	1,402,284
LEISURE PRODUCTS—0.8%
Coach, Inc.	34,600	1,132,458
LIFE SCIENCES TOOLS & SERVICES—0.2%
Quintiles Transnational Holdings, Inc.*	3,100	212,846

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—0.6%
Live Nation Entertainment, Inc.*	32,700	$803,439
OIL & GAS DRILLING—0.2%
Patterson-UTI Energy, Inc.	15,200	229,216
OIL & GAS EXPLORATION & PRODUCTION—0.4%
Carrizo Oil & Gas, Inc.*	6,500	192,270
Diamondback Energy, Inc.*	3,400	227,460
Whiting Petroleum Corp.*	6,400	60,416
		480,146
PACKAGED FOODS & MEATS—0.9%
The WhiteWave Foods Co.*	8,700	338,517
TreeHouse Foods, Inc.*	11,300	886,598
		1,225,115
PHARMACEUTICALS—1.3%
Jazz Pharmaceuticals PLC.*	2,800	393,568
Lannett Co., Inc.*	11,600	465,392
Pacira Pharmaceuticals, Inc.*	11,400	875,406
		1,734,366
RAILROADS—0.2%
Genesee & Wyoming, Inc., Cl. A*	4,100	220,129
REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	5,900	943,174
REGIONAL BANKS—2.0%
Citizens Financial Group, Inc.	51,300	1,343,547
Signature Bank*	8,900	1,364,993
		2,708,540
RENEWABLE ELECTRICITY—0.1%
TerraForm Global, Inc., Cl. A,@,(b)	34,175	171,937
RESEARCH & CONSULTING SERVICES—2.4%
CoStar Group, Inc.*	4,500	930,105
Verisk Analytics, Inc., Cl. A*	29,700	2,283,336
		3,213,441
RESTAURANTS—0.7%
Panera Bread Co., Cl. A*	4,600	895,988
SECURITY & ALARM SERVICES—0.6%
Tyco International PLC.	26,100	832,329
SEMICONDUCTOR EQUIPMENT—1.0%
Lam Research Corp.	17,300	1,373,966
SEMICONDUCTORS—5.0%
Avago Technologies Ltd.	18,400	2,670,760
Microsemi Corp.*	40,800	1,329,672
NXP Semiconductors NV*	15,100	1,272,175
Skyworks Solutions, Inc.	20,000	1,536,600
		6,809,207
SPECIALIZED CONSUMER SERVICES—1.2%
ServiceMaster Global Holdings, Inc.*	41,300	1,620,612
SPECIALIZED FINANCE—2.0%
McGraw Hill Financial, Inc.	17,200	1,695,576

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SPECIALIZED FINANCE—(CONT.)
Moody's Corp.	9,800	$983,332
		2,678,908
SPECIALTY CHEMICALS—2.3%
Axalta Coating Systems Ltd.*	37,000	986,050
PPG Industries, Inc.	12,200	1,205,604
The Sherwin-Williams Co.	3,400	882,640
		3,074,294
SPECIALTY STORES—2.7%
Signet Jewelers Ltd.	10,400	1,286,376
The Michaels Cos, Inc.*	25,600	566,016
Tractor Supply Co.	11,000	940,500
Ulta Salon, Cosmetics & Fragrance, Inc.*	5,000	925,000
		3,717,892
SYSTEMS SOFTWARE—2.3%
Fortinet, Inc.*	20,700	645,219
ServiceNow, Inc.*	22,700	1,964,912
Tableau Software, Inc., Cl. A*	5,700	537,054
		3,147,185
TRADING COMPANIES & DISTRIBUTORS—2.1%
HD Supply Holdings, Inc.*	68,800	2,066,064
United Rentals, Inc.*	11,100	805,194
		2,871,258
WIRELESS TELECOMMUNICATION SERVICES—1.3%
SBA Communications Corp., Cl. A*	17,200	1,807,204
TOTAL COMMON STOCKS
(Cost $117,363,986)		122,885,870
PREFERRED STOCKS—2.1%	SHARES	VALUE
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,@,(a)	67,720	28,442
Choicestream, Inc., Cl. B*,@,(a)	148,200	62,244
		90,686
BIOTECHNOLOGY—1.4%
Prosetta Biosciences, Inc.*,@,(a)	170,419	770,293
Tolero Pharmaceuticals, Inc.*,@,(a)	356,682	1,075,789
		1,846,082
INTERNET SOFTWARE & SERVICES—0.4%
Palantir Technologies, Inc., Cl. B*,@	51,276	517,888
Palantir Technologies, Inc., Cl. D*,@	6,681	67,478
		585,366
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*,@	7,214	271,824
TOTAL PREFERRED STOCKS
(Cost $2,602,121)		2,793,958
REAL ESTATE INVESTMENT TRUST—2.3%	SHARES	VALUE
HEALTH CARE—0.4%
Omega Healthcare Investors, Inc.	17,000	594,660

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2015 (Continued)

REAL ESTATE INVESTMENT TRUST—(CONT.)	SHARES	VALUE
MORTGAGE—0.5%
Blackstone Mortgage Trust, Inc., Cl. A	24,000	$642,240
SPECIALIZED—1.4%
Crown Castle International Corp.	22,100	1,910,545
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $3,379,212)		3,147,445
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	244,501	244,501
(Cost $244,501)		244,501
Total Investments
(Cost $123,589,820)(c)	94.9%	129,071,774
Other Assets in Excess of Liabilities	5.1%	6,943,620
NET ASSETS	100.0%	$136,015,394

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the
Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) Custom Boolean 3
(c) Pursuant to Securities and Exchange Commission Rule 144A deemed illiquid until eligible for sale on
January 27, 2016.
(d) At December 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $123,623,987, amounted to $5,447,787 which consisted of aggregate gross unrealized appreciation of $13,380,161 and aggregate gross unrealized depreciation of $7,932,374.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	12/31/2015
Choicestream, Inc.	3/14/14	$2,277	0.00%	$3,298	0.00%
Choicestream, Inc., Cl. A	12/17/13	54,155	0.03%	28,442	0.02%
Choicestream, Inc., Cl. B	7/10/14	88,920	0.05%	62,244	0.04%
Intarcia Therapeutics, Inc.	3/27/14	233,661	0.15%	271,824	0.20%
JS Kred SPV I, LLC.	6/26/15	244,501	0.15%	244,501	0.18%
Palantir Technologies, Inc., Cl. A	10/07/14	81,806	0.05%	126,977	0.09%
Palantir Technologies, Inc., Cl. B	10/07/14	338,598	0.22%	517,888	0.38%
Palantir Technologies, Inc., Cl. D	10/14/14	44,113	0.03%	67,478	0.05%
Prosetta Biosciences, Inc.	02/06/15	766,885	0.50%	770,293	0.57%
TerraForm Global, Inc., Cl. A	06/08/15	487,000	0.31%	171,937	0.13%
Tolero Pharmaceuticals, Inc.	8/01/14	710,780	0.45%	710,780	0.52%
Tolero Pharmaceuticals, Inc.	10/31/14	365,009	0.23%	365,009	0.27%
Total				$3,340,671	2.45%

Industry classifications are unaudited.
See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Assets and Liabilities December 31, 2015

Alger Mid Cap Growth
Portfolio

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedule of investments	$127,131,708
Investments in affiliated securities, at value (Identified cost below)** see accompanying
schedule of in investments	1,940,066
Cash and cash equivalents	6,881,007
Receivable for investment securities sold	115,589
Receivable for shares of beneficial interest sold	16,428
Dividends and interest receivable	152,371
Prepaid expenses	20,240
Total Assets	136,257,409

LIABILITIES:
Payable for shares of beneficial interest redeemed	38,129
Accrued investment advisory fees	88,335
Accrued transfer agent fees	9,334
Accrued distribution fees	970
Accrued administrative fees	3,196
Accrued shareholder administrative fees	1,162
Accrued other expenses	100,889
Total Liabilities	242,015
NET ASSETS	$136,015,394

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	140,423,965
Undistributed net realized gain (accumulated realized loss)	(9,890,526)
Net unrealized appreciation on investments	5,481,955
NET ASSETS	$136,015,394
* Identified cost	$121,601,794
** Identified cost	$1,988,026
See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Assets and Liabilities December 31, 2015 (Continued)

Alger Mid Cap Growth
Portfolio

NET ASSETS BY CLASS:
Class I-2	$131,593,115
Class S	$4,422,279

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	6,743,826
Class S	237,150

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share Class I-2	$19.51
Class S — Net Asset Value Per Share Class S	$18.65
See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statement of Operations for the year ended December 31, 2015

Alger Mid Cap Growth
Portfolio

INCOME:
Dividends (net of foreign withholding taxes*)	$959,356
Interest	2,759
Total Income	962,115

EXPENSES:
Advisory fees — Note 3(a)	1,155,212
Distribution fees — Note 3(c)
Class S	12,836
Shareholder administrative fees — Note 3(f)	15,200
Administration fees — Note 3(b)	41,801
Custodian fees	31,842
Interest expenses	20
Transfer agent fees and expenses — Note 3(f)	37,270
Printing fees	93,475
Professional fees	45,335
Registration fees	9,953
Trustee fees — Note 3(g)	5,414
Fund accounting fees	18,903
Miscellaneous	13,163
Total Expenses	1,480,424
NET INVESTMENT LOSS	(518,309)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments	6,735,561
Net realized (loss) on foreign currency transactions	(408)
Net change in unrealized (depreciation) on investments and foreign currency	(7,996,865)
Net realized and unrealized (loss) on investments and foreign currency	(1,261,712)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,780,021)
* Foreign withholding taxes	$590
See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO
Statements of Changes in Net Assets

	Alger Mid Cap Growth Portfolio
	For the	For the
	Year Ended	Year Ended
	December 31, 2015	December 31, 2014

Net investment loss	$(518,309)	$(214,625)
Net realized gain on investments, options and foreign currency	6,735,153	24,911,331
Net change in unrealized depreciation on investments, options
and foreign currency	(7,996,865)	(12,649,333)
Net increase (decrease) in net assets resulting from operations	(1,780,021)	12,047,373

Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(16,904,261)	(19,550,616)
Class S	(1,095,497)	(1,412,686)
Net decrease from shares of beneficial interest transactions
— Note 6	(17,999,758)	(20,963,302)
Total decrease	(19,779,779)	(8,915,929)

Net Assets:
Beginning of period	155,795,173	164,711,102
END OF PERIOD	$136,015,394	$155,795,173
Undistributed net investment income (accumulated loss)	$—	$(361,313)
See Notes to Financial Statements.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Portfolio			Class I-2
	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Net asset value, beginning of period	$19.82	$18.35	$13.55	$11.66	$12.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.07)	(0.02)	(0.01)	0.03	(0.05)
Net realized and unrealized gain (loss) on
investments	(0.24)	1.49	4.86	1.86	(1.00)
Total from investment operations	(0.31)	1.47	4.85	1.89	(1.05)
Dividends from net investment income	–	–	(0.05)	–	(0.04)
Net asset value, end of period	$19.51	$19.82	$18.35	$13.55	$11.66
Total return	(1.56)%	8.01%	35.84%	16.21%	(8.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$131,593	$150,219	$158,172	$131,230	$130,151
Ratio of gross expenses to average net assets	0.96%	1.04%	1.04%	1.03%	1.00%
Ratio of expense reimbursements to average net
assets	–	–	–	–	–
Ratio of net expenses to average net assets	0.96%	1.04%	1.04%	1.03%	1.00%
Ratio of net investment income (loss) to average net
assets	(0.33)%	(0.12)%	(0.07)%	0.25%	(0.39)%
Portfolio turnover rate	116.84%	187.96%	165.86%	227.21%	245.35%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Portfolio			Class S
	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Net asset value, beginning of period	$19.01	$17.67	$13.05	$11.28	$12.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.14)	(0.09)	(0.07)	(0.02)	(0.10)
Net realized and unrealized gain (loss) on
investments	(0.22)	1.43	4.69	1.79	(0.96)
Total from investment operations	(0.36)	1.34	4.62	1.77	(1.06)
Net asset value, end of period	$18.65	$19.01	$17.67	$13.05	$11.28
Total return	(1.89)%	7.58%	35.40%	15.69%	(8.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$4,422	$5,576	$6,539	$6,259	$6,748
Ratio of gross expenses to average net assets	1.34%	1.40%	1.40%	1.45%	1.38%
Ratio of expense reimbursements to average net
assets	–	–	–	–	–
Ratio of net expenses to average net assets	1.34%	1.40%	1.40%	1.45%	1.38%
Ratio of net investment income (loss) to average net
assets	(0.70)%	(0.47)%	(0.43)%	(0.17)%	(0.78)%
Portfolio turnover rate	116.84%	187.96%	165.86%	227.21%	245.35%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:
The Alger Portfolios (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Fund qualifies as an investment company as defined in the Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger
Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth
Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio (collectively the “Portfolios”). These financial statements include only the Alger Mid Cap Growth
Portfolio (the “Portfolio”). The Portfolio invests primarily in equity securities and has an investment objective of long-term capital appreciation. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

The Portfolio offers Class I-2 shares and Class S shares. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of
Trustees (“Board”). Investments of the Portfolio are valued on each day the New York
Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m.
Eastern time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment advisor, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Portfolio’s own as-
sumptions in determining the fair value of investments)
The Portfolio’s valuation techniques are generally consistent with either the market or income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board and comprised of representatives of the Fund’s investment advisor.
The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Portfolio will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.
(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolio are maintained in
U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

(e) Option Contracts: When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Portfolio may also purchase put and call options. The Portfolio pays a premium which is included in the Portfolio’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses.
The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets, as defined in its prospectuses. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan.
(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.
Dividends from net investment income are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Each share class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the
Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences.
Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2012-2015. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of the Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.
(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: The fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended
December 31, 2015, is set forth below under the heading “Actual Rate.”

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

	Tier 1	Tier 2	Actual Rate
Alger Mid Cap Growth Portfolio(a)	0.760%	0.700%	0.760%

(a) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.
(b) Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the
Fund’s Fund Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.
(c) Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of the Portfolio pay Fred Alger & Company, Incorporated, the Fund’s
distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of .25% of the average daily net assets of the Class S shares of the Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the
Class S shares. The fees paid may be more or less than the expenses incurred by Alger Inc.
(d) Brokerage Commissions: During the year ended December 31, 2015, the Portfolio paid
Alger Inc. $47,937, in connection with securities transactions.
(e) Interfund Loans: The Portfolio and other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds. If the Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the
Portfolio’s total assets, the Portfolio will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio.
During the year ended December 31, 2015, the Portfolio earned interfund loan interest income of $661 which is included in interest income in the accompanying Statement of
Operations. There were no interfund loans outstanding as of December 31, 2015.

(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Portfolio compensates Alger Management at the annual rate of
0.01% of the average daily net assets for these services.
(g) Trustee Fees: From January 1, 2015 through February 28, 2015, the Portfolio paid each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $24,300 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management. Additionally, each member of the Fund’s audit committee received $81 from the Portfolio for each audit committee meeting attended, to a maximum of $324 per annum.
Effective March 1, 2015, each Independent Trustee who is not affiliated with Alger
Management or its affiliate receives a fee of $25,875 for each meeting attended, to a

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

maximum of $103,500 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting . The Portfolios’ pro rata allocation was $4,980. The Independent Trustee appointed as Chairman of the Board of Trustees receives an additional compensation of $24,300 per annum paid pro rata by each fund in the Alger Fund Complex. The Portfolios’ pro rata allocation was $235. Additionally, each member of the Audit Committee receives a fee of $2,500 for each meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
The Portfolios’ pro rata allocation was $290.

(h) Interfund Trades: During the year ended December 31, 2015, the Portfolio engaged in purchase and sale transactions with funds that have a common investment advisor. For the year ended December 31, 2015, these purchases and sales were as follows:

	PURCHASES	SALES
Alger Mid Cap Growth Portfolio	$233,700	—

(i) Other Transactions With Affiliates: Certain officers of the Fund are directors and officers of Alger Management and the Distributor.
NOTE 4 — Securities Transactions:
Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the year ended December 31, 2015, were as follows:

	PURCHASES	SALES
Alger Mid Cap Growth Portfolio	$168,555,501	$185,860,266

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowings:
The Portfolio may borrow from its custodian on an uncommitted basis. The Portfolio pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offered
Rate. The Portfolio may also borrow from other funds advised by Alger Management, as discussed in Note 3(e). For the year ended December 31, 2015, the Portfolio had the following borrowings from its custodian and other funds:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Mid Cap Growth Portfolio	$869	2.22%

The highest amount borrowed from its custodian and other funds during the year ended
December 31, 2015, for the Portfolio was as follows:

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

HIGHEST BORROWING
Alger Mid Cap Growth Portfolio	$317,103

NOTE 6 — Share Capital:
The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class. During the year ended December 31, 2015 and the year ended
December 31, 2014, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	DECEMBER 31, 2015		DECEMBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	538,434	$11,217,176	690,762	$13,090,149
Shares redeemed	(1,373,699)	(28,121,437)	(1,730,990)	(32,640,765)
Net decrease	(835,265)	$(16,904,261)	(1,040,228)	$(19,550,616)
Class S:
Shares sold	6,162	$118,421	5,662	$101,947
Shares redeemed	(62,280)	(1,213,918)	(82,569)	(1,514,633)
Net decrease	(56,118)	$(1,095,497)	(76,907)	$(1,412,686)

NOTE 7 — Income Tax Information:
The tax character of distributions paid during the year ended December 31, 2015 and the year ended December 31, 2014 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	DECEMBER 31, 2015	DECEMBER 31, 2014
Alger Mid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

As of December 31, 2015 the components of accumulated gains (losses) on a tax basis were as follows:

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Portfolio
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	$(9,304,786)
Late year ordinary income losses	(551,573)
Net unrealized appreciation	5,447,788
Total accumulated losses	$(4,408,571)

At December 31, 2015, the Portfolio, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Alger Mid Cap
Expiration Dates	Growth Portfolio
2017	$9,304,786
Total	9,304,786

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio on or after January 1, 2011 will not be subject to expiration. In addition, losses incurred on or after January 1, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

During the year ended December 31, 2015 the Portfolio utilized $3,408,542 of its capital loss carryforwards.

The difference between book-basis and tax-basis unrealized appreciation (depreciation)
is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

Permanent differences primarily from net operating losses, real estate investment trusts and partnership investments sold by the Portfolio resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2015:

Alger Mid Cap Growth Portfolio
Accumulated undistributed net investment income (accumulated loss)	$879,622
Accumulated net realized gain (accumulated realized loss)	$55,455
Paid-in Capital	$(935,077)

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 — Fair Value Measurements:
The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of December 31, 2015, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$ 32,609,115	$32,605,817	—	$3,298
Consumer Staples	3,427,830	3,427,830	—	—
Energy	709,362	709,362	—	—
Financials	8,253,361	8,253,361	—	—
Health Care	20,477,579	20,477,579	—	—
Industrials	21,025,609	21,025,609	—	—
Information Technology	29,612,017	29,485,040	—	126,977
Materials	3,807,940	3,807,940	—	—
Telecommunication Services	2,791,120	2,791,120	—	—
Utilities	171,937	—	171,937	—
TOTAL COMMON STOCKS	$122,885,870	$122,583,658	$171,937	$130,275
PREFERRED STOCKS
Consumer Discretionary	90,686	—	—	90,686
Health Care	2,117,906	—	—	2,117,906
Information Technology	585,366	—	—	585,366
TOTAL PREFERRED STOCKS	$2,793,958	—	—	$2,793,958
REAL ESTATE INVESTMENT TRUST
Financials	3,147,445	3,147,445	—	—
SPECIAL PURPOSE VEHICLE
Financials	244,501	—	—	244,501
TOTAL INVESTMENTS IN
SECURITIES	$129,071,774	$125,731,103	$171,937	$3,168,734

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Portfolio	Common Stocks
Opening balance at January 1, 2015	$81,951
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	48,324
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at December 31, 2015	130,275
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 12/31/2015	$48,324

Alger Mid Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2015	$1,910,555
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	116,517
Purchases and sales	–
Purchases	766,886
Sales	–
Closing balance at December 31, 2015	2,793,958
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 12/31/2015	$116,517

Special Purpose
Alger Mid Cap Growth Portfolio	Vehicle
Opening balance at January 1, 2015	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	244,501
Sales	–
Closing balance at December 31, 2015	244,501
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 12/31/2015	$–

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of December 31, 2015. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value
	December 31,	Valuation	Unobservable
	2015	Methodology	Input	Input/ Range
Alger Mid Cap Growth Portfolio
Common Stocks	$130,275	Income	Discount Rate	22.5% - 40%
		Approach
Preferred Stocks	2,793,958	Income	Discount Rate	16.1% - 40%
		Approach
Special Purpose Vehicle	244,501	Cost	Purchase Price	Cost
		Approach

The significant unobservable inputs used in the fair value measurement of the Portfolio’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On December 31, 2015 there were no transfers of securities between Level 1, Level 2 and
Level 3.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of December 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and Cash equivalents:
Alger Mid Cap Growth Portfolio	$ 6,881,007	—	$6,881,007	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 –
Derivatives and Hedging requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indices. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the
Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options..

There were no open derivative instruments as of December 31, 2015.

NOTE 10 — Principal Risks:
As of December 31, 2015, the Portfolio invested a significant portion of its assets in securities in the consumer discretionary, and information technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the
Portfolio.

NOTE 11 — Affiliated Securities:
The securities listed below are deemed to be affiliates of the Fund because the Fund or its affiliates owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2015. Purchase and sale transactions and dividend income earned during the period were as follows:

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares/Par
	at			Shares/Par
	December			at		Realized	Value at
	31,	Purchases/	Sales/	December	Dividend	Gain	December
Security	2014	Conversion	Conversion	31, 2015	Income	(Loss)	31, 2015

Alger Mid Cap Growth Portfolio
Common Stocks
Choicestream, Inc.*	7,853	–	–	7,853	–	–	$3,298
Preferred Stocks
Choicestream, Inc.
Class A & Class B*	215,920	–	–	215,920	–	–	90,686
Prosetta Biosciences,
Inc.*	–	170,419	–	170,419	–	–	770,293
Tolero
Pharmaceuticals, Inc.*	356,682	–	–	356,682	–	–	1,075,789
* Non-income producing security.

NOTE 12 — Subsequent Events:
Management of the Portfolio has evaluated events that have occurred subsequent to
December 31, 2015 through the issuance date of the financial statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Alger Portfolios and the Shareholders of the Alger Mid
Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Alger Mid Cap Growth Portfolio, one of the portfolios included in The Alger Portfolios (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of the Alger Mid Cap Growth Portfolio of The Alger Portfolios as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 26, 2016

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable;
and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs
(in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2015 and ending December 31, 2015.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	December 31,		December 31,
		July 1, 2015	December 31, 2015	2015	(a)	2015	(b)
Alger Mid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$911.26	$4.62		0.96%
	Hypothetical(c)	1,000.00	1,020.37	4.89		0.96
Class S	Actual	1,000.00	909.76	6.45		1.34
	Hypothetical(c)	1,000.00	1,018.45	6.82		1.34

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

Trustees and Officers of the Fund
Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional
Funds, Alger Global Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).
Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY
10010.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (54)	Fundraising Consultant, Schultz & Williams;	2003	25
	Trustee, Pennsylvania Ballet; Formerly Director of
	Development, Pennsylvania Ballet 2004-2013.
NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (62)	Managing Director of North Castle Partners,	2000	25
	a private equity securities group; Chairman of
	Elizabeth Arden Red Door Spas and Barry’s
	Bootcamp, former Chairman of Cascade Helmets,
	gloProfessional (makeup and skincare business),
	Contigo (manufacturer of mugs and water bottles),
	and International Fitness.
Roger P. Cheever (70)	Associate Vice President for Principal Gifts at	2000	25
	Harvard University since 2008; Formerly Senior
	Associate Dean for Development in the Faculty
	of Arts and Sciences, and Deputy Director of the
	Harvard College Fund.
Stephen E. O'Neil (82)	Attorney. Private Investor since 1981. Formerly of	1986	25
	Counsel to the law firm of Kohler & Barnes.
David Rosenberg (53)	Associate Professor of Law since January 2006	2007	25
	(Assistant Professor 2000-2005), Zicklin School of
	Business, Baruch College, City University of New
	York.
Nathan E. Saint-Amand	Medical doctor in private practice; Member of the	1986	25
M.D. (77)	Board of the Manhattan Institute (non-profit policy
	research) since 1988; Formerly Co-Chairman, Special
	Projects Committee, Memorial Sloan Kettering.

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the
Fund because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
OFFICERS

Hal Liebes (51)	Executive Vice President, Chief Operating Officer,	2005	N/A
President	Chief Legal Officer and Secretary of Alger
	Management and Alger Inc.; Director since 2006 of
	Alger Management, Alger Inc. and Resources.
Lisa A. Moss (50)	Senior Vice President since 2009, and Vice	2006	N/A
Secretary	President and Assistant General Counsel of Alger
	Management since June 2006.
Michael D. Martins (50)	Senior Vice President of Alger Management;	2005	N/A
Treasurer	Assistant Treasurer since 2004.
Anthony S. Caputo (60)	Employed by Alger Management since 1986,	2007	N/A
Assistant Treasurer	currently serving as Vice President.
Sergio M. Pavone (54)	Employed by Alger Management since 2002,	2007	N/A
Assistant Treasurer	currently serving as Vice President.
Patrick J. Murphy (45)	Senior Vice President and Chief Compliance Officer	2014	N/A
Chief Compliance Officer	of Alger Management since 2014. Formerly, Vice
	President of Compliance, Fidelity Investments from
	2005 to 2014.
Joshua M. Lindauer (28)	Employed by Alger Management since 2014. From	2014	N/A
Assistant Secretary	2010 to 2014, Mr. Lindauer was a full-time student.

The Statement of Additional Information contains additional information about the Fund’s
Trustees and is available without charge upon request by calling (800) 992-3863.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal
At an in-person meeting held on September 29, 2015, the Trustees, including the Independent
Trustees, unanimously approved renewal with respect to the Alger Mid Cap Growth Portfolio
(the “Portfolio”) of the Investment Advisory Agreement (the “Agreement”) between the
Fund and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees
were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger
Inc.”), from their relationship with the Portfolio, and (iv) the extent to which economies of scale would be realized if and as the Portfolio grows and whether the fee levels in the
Agreement reflected such economies of scale. These materials included a presentation and analysis of the Portfolio and Alger Management’s services by FUSE Research Network
LLC (“FUSE”), an independent consulting firm selected by the Fund’s Chief Compliance
Officer and having no other material relationship with Alger Management or its affiliates.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Portfolio.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided to the Portfolio by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from quarterly meetings with and presentations by Portfolio investment management and distribution personnel), and the materials provided at the meeting. They noted that under the
Agreement Alger Management is responsible for managing the investment operations of the
Portfolio. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Portfolio. They also considered the resources and practices of Alger Management in managing the Portfolio, as well as Alger Management's overall investment management business. They noted especially Alger Management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by FUSE, the characteristics of the Portfolio had been consistent with those of a growth-oriented fund. The Board noted that the Portfolio was being managed consistent with its growth mandate. They also noted that during the year Alger Management had continued its ongoing efforts to strengthen its investment management team, most notably by adding two seasoned and highly accomplished portfolio managers, one of whom had begun providing services to the Portfolio. The Trustees concluded that Alger
Management's experience, resources and strength in the areas of importance to the Portfolio

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs with respect to the
Portfolio are provided separately under an Administration Agreement and a Shareholder
Administrative Services Agreement between the Fund and Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Portfolios. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the
Trustees by Alger Management throughout the preceding year, the Trustees reviewed the
Portfolio’s returns for the year-to-date (at 6/30/15), second-quarter of 2015, 1-, 3-, and
5-year and longer periods to the extent available (and its year-by-year returns), together with supplemental performance data through 8/31/15, and compared them with benchmark and peer-group data for the same periods. They noted that the Portfolio’s recent performance had surpassed its benchmark for the 1-year, year-to-date and 2015 second-quarter periods but had been mixed against its peers, matching or falling below peer medians for those periods.
Data for the 3- and 5-year periods, while mixed, showed generally unsatisfactory results.
Representatives of Alger Management discussed with the Trustees the recent performance of the Portfolio. On the basis of these discussions and their review, the Trustees determined that the performance of the Portfolio was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.
The Trustees reviewed the Portfolio's management fee and expense ratios and compared them with a group of comparable funds. In order to assist the Trustees in this comparison,
FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated that the
Portfolio’s advisory fee exceeded the applicable median, but only so as to place it well down in the quartile above the median. The expense ratios for the Portfolio’s two share classes fell in the top quartile above the peer medians; in that regard, the Trustees noted that one class’s assets were very small in amount, so that the class suffered in overall comparison with its peers. The Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

The Trustees also considered fees paid to Alger Management by four other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all four cases the fees were of doubtful relevance for purposes of comparison with those of the Portfolio because of the differences in services provided by Alger Management to those types of clients as opposed to the
Portfolio, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its
affiliates with respect to the Portfolio, and the methodology used by Alger Management

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

in determining such profitability. The Trustees reviewed previously-provided data on the
Portfolio's profitability to Alger Management and its affiliates for the year ended June 30,
2015. After discussing with representatives of the Adviser and FUSE the expense-allocation practices used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Portfolio had been profitable, the profit margin was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Portfolio and its operations is such that Alger Management is likely to realize economies of scale in the management of the Portfolio at some point as (and if) it grows in size. In that connection, they noted that the applicable advisory fee schedule in the Agreement includes a fee reduction for the Portfolio at a specified Portfolio asset level (“breakpoint”); this has the effect of lowering the Portfolio’s overall management fee as the Portfolio grows past the breakpoint, thus sharing with the Portfolio’s shareholders economies of scale achieved by
Alger Management in managing the growing Portfolio.

Other Benefits to Alger Management. The Trustees considered whether Alger
Management benefits in other ways from its relationship with the Portfolio. They noted that
Alger Management maintains soft-dollar arrangements in connection with the Portfolio’s brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Portfolio for the twelve months through June 30, 2015, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the
Portfolio under the Administration Agreement and the Shareholder Administrative Services
Agreement, and that Alger Inc. provides a considerable portion of the Portfolio’s equity brokerage and receives shareholder servicing fees from the Portfolio as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Portfolio. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the
Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision regarding renewal, with respect to the Portfolio, of the Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

• The Board concluded that the nature, extent and quality of the services provided to the Portfolio by Alger Management are adequate and appropriate.
• The Board determined that the Portfolio’s performance was acceptable.
• The Board concluded that the advisory fee paid to Alger Management by the

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Portfolio was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Portfolio.
• The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Portfolio and deter-
mined that the fee breakpoint in the Agreement provided a means by which Alger
Management would share the benefits of such economies with Portfolio share-
holders.
The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to the Portfolio that renewal of the Investment
Advisory Agreement was in the best interests of the Portfolio and its shareholders.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2015	3/31/15
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share their personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes — to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
Collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from you account
• Give us your contact information or
• Provide account information or
• Pay us by check
Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all
sharing related to:
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Portfolios’ securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form
N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios’ fiscal quarter. The Portfolios Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a
10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Fund will communicate with these service providers to confirm that they understand the Portfolios’ policies and procedures regarding such disclosure. This agreement must be approved by the Portfolio’s Chief Compliance Officer, President or
Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Portfolios holdings information has been disclosed and the purpose for such disclosure,

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolio routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Portfolio. Such information will include, but not be limited to, relative weightings and characteristics of the Portfolio’s holdings versus its peers or an index (such as P/E (or price to book) ratio
EPS forecasts, alpha, beta, capture ratio, standard deviation, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-
end top ten contributors to and detractors from performance, breakdown of High Unit
Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Portfolio at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of Alger Mid
Cap Growth Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

MidCapAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its
Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR)
on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the
Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
December 31, 2015	$27,900
December 31, 2014	$27,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
December 31, 2015	$4,700
December 31, 2014	$4,550

d) All Other Fees:
December 31, 2015	$1,443
December 31, 2014	$1,394

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the
Audit Committee. Non-audit services provided by the Auditors on behalf of the
Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit
Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit
Committee.

f) Not Applicable

g) Non-Audit Fees:

December 31, 2015	$191,042	, €69,347
December 31, 2014	$201,965	, €67,800

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Mid Cap Portfolio

By: /s/Hal Liebes

Hal Liebes

President

Date: February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: February 23, 2016

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: February 23, 2016